SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 9, 2003

                Date of Report (Date of earliest event reported)


                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)




    DELAWARE                            000-30229                04-3387074
  -----------                           ---------                ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)


                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1 Press release dated April 9, 2003 reporting the financial results of Sonus Networks, Inc. for the fiscal quarter ended March 31, 2003.

Item 9.  REGULATION FD DISCLOSURE

     In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 9, 2003, Sonus Networks, Inc. issued a press release providing financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

     The press release attached as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Sonus' business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Sonus' business are set forth in the documents filed by Sonus with the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 9, 2003            SONUS NETWORKS, INC.
                               By:
                                      /s/ Stephen J. Nill
                                      ------------------------------------------
                                      Stephen J. Nill
                                      Chief Financial Officer, Vice President of
                                      Finance and Administration and Treasurer

                                  Exhibit Index

99.1 Press release dated April 9, 2003 reporting the financial results of Sonus Networks, Inc. for the fiscal quarter ended March 31, 2003.

Sonus Networks Reports 2003 First Quarter Financial Results; Revenues Increase 27% Sequentially, Loss Narrows to $0.02 Per Share

    Business Editors/High-Tech Writers

    WESTFORD, Mass.--(BUSINESS WIRE)--April 9, 2003--Sonus Networks, Inc. (Nasdaq: SONS), a leading provider of voice infrastructure solutions for the new public network, today reported its financial results for the first quarter ended March 31, 2003, in accordance with U.S. generally accepted accounting principles (GAAP).
    Revenues for the first quarter of fiscal 2003 were $16.0 million compared with $12.7 million in the fourth quarter of fiscal 2002. Net loss for the first quarter of fiscal 2003 was $4.4 million or $0.02 per share compared with a net loss for the fourth quarter of fiscal 2002 of $12.8 million or $0.07 per share. Revenues for the first quarter of fiscal 2002 were $21.2 million and the net loss for the first quarter of fiscal 2002 was $16.2 million or $0.09 per share.
    "Our financial results for the first quarter reflected good progress toward our business objectives," said Hassan Ahmed, president and CEO, Sonus Networks. "We grew our revenues 27 percent over last quarter, and by continuing to manage our business with precision, we further narrowed our net loss. In Q1, we also continued to add new customers around the globe and made important additions to our product family."
    During the quarter, Sonus expanded its addressable market with the introduction of its SMARRT Wireless solutions. These solutions include wireless carrier applications such as Gateway Mobile Switching Center
(GMSC), Wireless Transit/Tandem Switching and Wireless Long Distance. Sonus' SMARRT Wireless allows carriers to cost-effectively deploy and operate wireless networks, increase network capacity to accommodate growing subscriber traffic, and build new revenue streams and customer loyalty through the delivery of packet-based enhanced services.
    Sonus also began shipping Release 5.0 of its packet voice infrastructure solutions. This latest version of the Sonus Open Services Architecture(TM) (OSA) provides greater value to service providers in three important areas: new revenue-generating opportunities enabled by a suite of voice VPN services; expanded international capabilities delivered through additional international signaling variants; and network performance optimization provided through a range of enhanced traffic management features.
    Continuing to expand its customer base, Sonus announced that NuVox, an integrated communications provider serving the Midwestern and Southeastern United States, selected Sonus to develop a VoIP network that will carry all of NuVox's long distance voice traffic, as well as offload Internet traffic from NuVox's circuit-switched local voice network.
    Underscoring Sonus' success with both existing and new customers, the company was again ranked the number one provider of carrier-class packet voice equipment for the fourth quarter of 2002. Industry research firms In-Stat/MDR, Infonetics Research and Synergy Research Group named Sonus the market share leader, recognizing Sonus as the top equipment vendor in several major service provider packet telephony market segments.
    Finally, Sonus announced the appointment of Bert Notini, executive vice president and CFO of Manufacturers' Services Limited (NYSE: MSV), to the company's board of directors. Notini has worked with companies in the high tech industry for nearly 20 years. With extensive background in the financial and legal fields, Notini brings invaluable experience and perspective to the Sonus Networks board, particularly in the area of corporate governance.

    About Sonus Networks

    Sonus Networks, Inc., is a leading provider of packet voice infrastructure products for the new public network. With its Open Services Architecture (OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking, residential access and Centrex, tandem switching, and IP voice termination, as well as enhanced services. Sonus' award-winning voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Westford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

    This release may contain projections or other forward-looking statements regarding future events or the future financial performance of Sonus that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Risk Factors" section of Sonus' Annual Report on Form 10-K, dated March 19, 2003 and filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. These risk factors include, among others, the adverse effect of recent developments in the telecommunications industry, the weakened financial position of many service providers, Sonus' ability to grow its customer base, dependence on new product offerings, market acceptance of its products, rapid technological and market change and manufacturing and sourcing risks. In addition, any forward-looking statements represent Sonus' views only as of today and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so.
    Sonus is a registered trademark of Sonus Networks. Open Services Architecture is a trademark of Sonus Networks. All other company and product names may be trademarks of the respective companies with which they are associated.


                         SONUS NETWORKS, INC.
                 Condensed Consolidated Balance Sheets
                            (In thousands)

                                                March 31, December 31,
                                                  2003       2002
                                               (Unaudited)
                     Assets

Current assets:
     Cash, cash equivalents and marketable
      securities                                 $106,236  $111,167
     Accounts receivable, net                       2,454     2,956
     Inventories                                   11,287    10,776
     Other current assets                           4,488     3,806

         Total current assets                     124,465   128,705

Property and equipment, net                         9,226    11,174
Goodwill and purchased intangible assets, net         903     1,174
Other assets, net                                     494       480

                                                 $135,088  $141,533

      Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable and accrued expenses        $33,840   $37,521
     Accrued restructuring expenses                 1,513     3,143
     Deferred revenue                              31,831    29,235
     Current portion of long-term obligations       1,527     1,606

          Total current liabilities                68,711    71,505

Long-term obligations, less current portion         2,660     3,293
Convertible subordinated notes                     10,000    10,000
Stockholders' equity:
     Common stock                                     207       207
     Capital in excess of par value               858,514   858,126
     Accumulated deficit                         (802,249) (797,868)
     Deferred compensation                         (2,494)   (3,469)
     Treasury stock                                  (261)     (261)

          Total stockholders' equity               53,717    56,735
                                                 $135,088  $141,533



                         SONUS NETWORKS, INC.
            Condensed Consolidated Statements of Operations
                 (In thousands, except per share data)
                              (unaudited)

                Three months ended             Three months ended
                  March 31, 2003               December 31, 2002

              US    Adjustments  Non        US    Adjustments   Non
             GAAP                GAAP      GAAP                 GAAP
            Results             Results   Results              Results
                                  (A)                            (A)

Revenues     $16,019     $--    $16,019   $12,660      $--    $12,660

Cost of
 revenues:
Write-off
 (benefit) of
 inventory and
 purchase
 commitments    (735)    735         --        --       --         --
Other cost of
 revenues      6,165      --      6,165     6,298       --      6,298
Total cost of
 revenues      5,430     735      6,165     6,298       --      6,298

Gross profit  10,589    (735)     9,854     6,362       --      6,362

Gross
 profit %      66.1%              61.5%     50.3%               50.3%

Operating expenses:
Research and
 development   7,702      --      7,702     8,783       --      8,783
Sales and
 marketing     5,274      --      5,274     5,656       --      5,656
General and
 adminis-
 trative       1,080      --      1,080       539       --        539
Stock-based
 compensation    894    (894)        --     3,841   (3,841)        --
Amort. of
 goodwill and
 purchased
 intangible
 assets          271    (271)        --       358     (358)        --
Write-off of
 goodwill and
 purchased
 intangible
 assets           --      --         --       175     (175)        --
Restructuring
 charges
 (benefit), net   --      --         --        16      (16)        --

Total operating
 expenses     15,221  (1,165)    14,056    19,368   (4,390)    14,978

Loss from
 operations   (4,632)    430     (4,202)  (13,006)   4,390     (8,616)

Interest
 expense        (130)     --       (130)     (238)      --       (238)
Interest
 income          381      --        381       424       --        424

Net loss     $(4,381)   $430    $(3,951) $(12,820)  $4,390    $(8,430)

Basic and
 diluted
 net loss
 per share    $(0.02)            $(0.02)   $(0.07)             $(0.04)

Shares used
 in
 computation 198,703            198,703   195,648             195,648


(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principles (GAAP). These statements exclude the impact of the write-off (benefit) of inventory and purchase commitments, amortization of stock-based compensation, amortization and write-off of goodwill and purchased intangible assets and restructuring charges (benefit). Sonus' management uses the non-GAAP financial results as an alternative means for assessing our quarterly operations. Even though Sonus' management recognizes that non-GAAP financial results are not a substitute for GAAP results, non-GAAP measures are helpful in assisting Sonus' management understand and manage its business. Please refer to the section entitled Explanation of Use of Non-GAAP Financial Results on page 29 of Sonus' Annual Report on Form 10-K, dated March 19, 2003, which explains in detail the use by Sonus' management of non-GAAP financial results.


                         SONUS NETWORKS, INC.
            Condensed Consolidated Statements of Operations
                 (In thousands, except per share data)
                              (unaudited)

                Three months ended            Three months ended
                  March 31, 2003                March 31, 2002

              US    Adjustments  Non        US    Adjustments   Non
             GAAP                GAAP      GAAP                 GAAP
            Results             Results   Results              Results
                                  (A)                            (A)

Revenues     $16,019     $--    $16,019   $21,158      $--    $21,158

Cost of
 revenues:
Write-off
 (benefit)
 of inventory
 and purchase
 commitments    (735)    735         --     9,434   (9,434)        --
Other cost
 of revenues   6,165      --      6,165     9,875       --      9,875
Total cost
 of revenues   5,430     735      6,165    19,309   (9,434)     9,875

Gross profit  10,589    (735)     9,854     1,849    9,434     11,283

Gross
 profit %      66.1%              61.5%      8.7%               53.3%

Operating expenses:
Research and
 development   7,702      --      7,702    14,615       --     14,615
Sales and
 marketing     5,274      --      5,274     8,407       --      8,407
General and
 adminis-
trative        1,080      --      1,080     1,466       --      1,466
Stock-based
 compensation    894     (894)       --     5,743   (5,743)        --
Amort. of
 goodwill and
 purchased
 intangible
 assets          271     (271)       --       406     (406)        --
Restructuring
 charges
 (benefit), net   --       --        --   (12,141)  12,141         --

Total operating
  expenses    15,221   (1,165)   14,056    18,496    5,992     24,488

Loss from
 operations   (4,632)     430    (4,202)  (16,647)   3,442    (13,205)
Interest
 expense        (130)      --      (130)     (139)      --       (139)
Interest
 income          381       --       381       592       --        592

Net loss     $(4,381)    $430   $(3,951) $(16,194)  $3,442   $(12,752)

Basic and
 diluted net
 loss
 per share    $(0.02)            $(0.02)   $(0.09)             $(0.07)

Shares used
 in
 computation 198,703            198,703   186,057             186,057


(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principles (GAAP). These statements exclude the impact of the write-off (benefit) of inventory and purchase commitments, amortization of stock-based compensation, amortization of goodwill and purchased intangible assets and restructuring charges (benefit). Sonus' management uses the non-GAAP financial results as an alternative means for assessing our quarterly operations. Even though Sonus' management recognizes that non-GAAP financial results are not a substitute for GAAP results, non-GAAP measures are helpful in assisting Sonus' management understand and manage its business. Please refer to the section entitled Explanation of Use of Non-GAAP Financial Results on page 29 of Sonus' Annual Report on Form 10-K, dated March 19, 2003, which explains in detail the use by Sonus' management of non-GAAP financial results.

    CONTACT: Investor Relations:
             Sonus Networks, Inc.
             Jocelyn Philbrook, 978/589-8672
             jphilbrook@sonusnet.com
             or
             Media Relations:
             Sonus Networks, Inc.
             Beth Morrissey, 978/589-8579
             bmorrissey@sonusnet.com